Discontinued Operations	12 Months Ended
Dec. 31, 2020
Discontinued operations [Abstract]
Discontinued Operations

10. Discontinued Operations

On July 15, 2020, the Group completed its acquisition of Imperial Cars. Prior to the acquisition, Imperial Cars had been one of the largest independent used car retailers in the UK. Imperial operated as a wholly offline retailer.

Imperial Cars operated from 18 retail dealership locations in the UK. Imperial Cars offered approximately 2,500 nearly new and used cars, supported by 14 service centers and two vehicle preparation centers.

The Group acquired Imperial Cars in order to obtain its infrastructure and properties, including Imperial Cars’ main refurbishment facility with the capacity to recondition up to 50,000 cars per year, rather than to continue Imperial Cars’ physical retailing operation. Two months after the acquisition, the Imperial Cars onsite dealership business ceased operations. Eleven of the existing dealerships were converted to Cazoo Customer Centers in order to align with the Group’s online strategy.

In accordance with IFRS 5 the revenue and costs arising from the on-site dealership businesses from the date of acquisition through to the date of closure has been treated as a discontinued operation.

Year ended December 31 2020
£‘000
Revenue	27,194
Expenses	(30,315)
Operating loss	(3,121)
Finance expense	(688)
Loss before tax from discontinued operations	(3,809)
Tax expense	—
Loss for the year from discontinued operations	(3,809)

The net cash flows incurred by the Imperial Car Dealerships are, as follows:

2020
£’000
Operating	23,581
Investing	—
Financing	(34,987)
Net cash (outflow)/inflow	(11,406)
Earnings per share:	2020
£’000
Basic, profit/(loss) for the year from discontinued operations	£(0.03)
Diluted, profit/(loss) for the year from discontinued operations	£(0.03)